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                              MORTEN BEYER & AGNEW

--------------------------------------------------------------------------------

                            AVIATION CONSULTING FIRM

                        Appraisal of 24 Boeing Aircraft
                                 (1999-2 EETC)

                                 PREPARED FOR:

                              Continental Airlines

                                  MAY 19, 1999

   Washington, D.C.                                               London
8180 Greensboro Drive                                      Lahinch 62, Lashmere
      Suite 1000                                                Copthorne
McLean, Virginia 22102                                         West Sussex
 Phone +703 847 6598                                      Phone +44 1342 716248
  Fax +703 847 1911                                        Fax +44 1342 718967






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                                                                         5/19/99

I.      INTRODUCTION AND EXECUTIVE SUMMARY

Morten Beyer and Agnew, Inc. (MBA), has been retained by Continental Airlines, Inc. (CAL) to determine the Current Base Value (CBV) of 24 Boeing aircraft to be delivered new over the next eight months. The aircraft are further identified in
Section II of this report.

MBA uses the definition of certain terms, such as CMV and Base Value (BV), as promulgated by the International Society of Transport Aircraft Trading (ISTAT), a non-profit association of management personnel from banks, leasing companies, airlines, manufacturers, appraisers, brokers, and others who have a vested interest in the commercial aviation industry.

ISTAT defines Market Value (MV) as the appraiser's opinion of the most likely trading price that may be generated for an aircraft under market conditions that are perceived to exist at the time in question. MV assumes that the aircraft is valued for its highest, best use; that the parties to the hypothetical sale transaction are willing, able, prudent and knowledgeable and under no unusual pressure for a prompt sale; and that the transaction would be negotiated in an open and unrestricted market on an arm's-length basis, for cash or equivalent consideration, and given an adequate amount of time for effective exposure to prospective buyers.

The ISTAT definition of Base Value (BV) has, essentially, the same elements of MV except that the market circumstances are assumed to be in a reasonable state of equilibrium. Thus, BV pertains to an idealized aircraft and market combination, but will not necessarily reflect the actual MV of the aircraft in question. BV is founded in the historical trend of values and is generally used to analyze historical values or to project future values. The Current Base Value is the BV at the time of this opinion, effective upon the defined delivery dates of the subject aircraft assets.

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II.      CURRENT MARKET CONDITIONS

     [GRAPHIC OF AIRPLANE]     BOEING 737-700/800 SERIES

Boeing is replacing the current trio of 737s with upgraded versions beginning with the 737-700 last year. Southwest Airlines' order for 63 of the series officially launched the program in late 1993, and now new orders are running at an increasing rate. Boeing is ramping-up production to the early 1990s level. The -600 is a replacement for the first generation -100/-200 series, and the -700 is a replacement to the -300 series. As well, the -800 is a replacement to the B737-400 series.

The fuselage of the new aircraft will mirror that of the original (which were out-growths of the original -100s and -200s). Upgraded avionics, a new wing design, and other improvements will combine to increase range, efficiency, and performance in general. The CFM56-7 will be the exclusive engine for the 3rd generation.

B737-700s are just entering service with Southwest, as supply and assembly problems slowed the production lines in 1997, and Boeing is playing "catch-up" on an overly ambitious production schedule. Prospects for the 3rd generation 737 jets are considerably enhanced by the discontinuation of the MD-80/-90 series. The MD-95 has been adopted by Boeing as its 100-seat competitor under the aegis of B-717. On the other hand, Airbus is becoming more aggressive with its A319/320/321 high tech series and winning an increasing share of orders.

As the industry approaches the peak of the current cycle, the prospects for a downturn increase, together with deferrals and cancellations of orders for both manufacturers. Although Boeing has recently stated that the future market will consist of more narrow-bodied aircraft like the 737 and 757 series.

ECONOMICS -- There is no in-service operating data for the B737-NG (Next Generation) aircraft. However, it may be reliably assumed that this data will prove that this model to be highly efficient.

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These Next Generation B-737s are just entering service. More than 40 700s are already flying, most with Southwest, the launch customer. The 600's are expected to enter service early next year, and the 800's already have more than a dozen flying. Boeing is struggling to ramp-up production to 21 a month just as orders are peaking out. Despite the Asian flu, orders are thriving this year, with 240 through July. Airbus has achieved 247 for its rival A-319/320/321 series so far this year.

MBA continues to hold the Current Market Prices of the next generation B-737s at 100 percent of Base Value.

  [GRAPHIC OF AIRPLANE]        BOEING 757-200

The 757 was conceived in 1978 as the successor to the 727. First deliveries took place in late 1982 as 727 production was terminated. The aircraft was somewhat slow in penetrating the market, as it came on-line in the depression of the early 1980s, but has seen accelerating popularity in the late 1980s and 90s. The aircraft is offered in two engine configurations, Rolls Royce and Pratt & Whitney. The aircraft's popularity has increased as airlines have grown to appreciate its fuel economy and operating efficiency. As of January 1, 1999, the Rolls version had the greater market share, with 418 deliveries and 35 on order, compared to 310 deliveries and 58 orders/options for the P&W version. Both versions have achieved decent operator bases, with 43 airlines ordering the RR version and 19 the P&W. A cargo version is also in production, with 75 already produced and 5 more on order. United Parcel Service was the major purchaser, ordering 35 P&W powered models, and then 20 more Rolls-powered configurations along with 41 options.

The 757's capabilities have grown in the 17 years it has been produced, and it is currently available at much higher gross weights and in an ER (extended range) version used by several European carriers in transatlantic operations. In late 1995 and 1996 a total of three 757s were lost in accidents, with crew reactions to emergency situations considered the probable cause. In the prior 15 years only one had been lost in a hijacking situation in China.

The very large backlog of undelivered ordered and optioned 757s speaks to the excellence of the aircraft. The economic superiority of the 757 over the smaller narrowbodies (737 and

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MD-80) suggests that the heaviest casualties may befall these latter aircraft, and that the airlines will tend to move up to the 757. The major competitor to the 757 is not the smaller American twins, but rather the Airbus A319/320/321 series which has piled up an impressive order backlog, and is increasingly penetrating the U.S. market, as seen by USAir's recent order for up to 400 -- at the expense of existing Boeing options. Current operating costs suggest the A320 is up to 25 percent more efficient than the 737s or MD-80s, and even equal to, or superior to, the 757, but Boeing's own B-737-800/900s also challenge the B-757 from below.

The difficulty in placing Eastern's 25-plane fleet after its bankruptcy perhaps raises a note of caution with respect to any aircraft. Their disposal required some two years, involving lessors, banks, and Boeing. Realizations were reasonable in the early transactions, but tended to decline later. The fact that the aircraft were encumbered by tax benefit transfer liabilities did not appear to be a factor. There have been no recent "fire sales" of this nature. In the final analysis, the 757 is assured of a firm share of the aircraft market for many years to come in both passenger and cargo configuration. It has excellent environmental characteristics and has not experienced technical difficulties.

ECONOMICS

The MBA Model shows the 757 to be one of the most efficient aircraft of any type, size, or age. Its combination of capacity, low fuel consumption and reasonable price all contribute to its outstanding economics. We expect that the 757 will prove to be one of the strongest players in the residual value market for the next two decades.

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   [GRAPHIC OF AIRPLANE]       BOEING 777-200

The 777 is currently the world's largest widebody twin. It is Boeing's answer to the Airbus Industrie A330 and, to a lesser extent, the Douglas MD-11, both of which are filling a gap between Boeing's 767 and 747 lines. The A330 and MD-11 have the distinct marketing advantage of being in service from two to seven years ahead of the 777, and already have large order books (A330) and customer lists. Boeing is playing catch-up in this market segment, but is doing it with typical Boeing combination of power and finesse. Only three years following its introduction, 72 have been delivered with 288 on order.

The initial 777 design was the -200A (now the -200), followed by the -200IGW (Increase Gross Weight) and featured all of the three major high bypass engines: the P&W 4074, the Rolls Royce Trent 871, and the General Electric 90-B3. Gross weight has already been increased to 545,000 pounds for the -200, and 642,000 pounds for the -200IGW/-300. A maximum seating capacity of 440 passengers is available in the -200/-200IGW model and 550 in the newly announced -300 version. Fair Market Values for the -200 versions are $117.7 and $125.5 million, respectively, while the -300 is expected to premier at $146.0 million.

Production of the low gross version is expected to cease after the -300 is debuted, but it will coexist, even as the increased capacity 767-400ER moves into the lower end of the 777 capacity market.

To an increasing degree, Boeing is competing against itself as it offers an even more variegated selection of aircraft derivatives.

ECONOMICS

The 777 should have operating characteristics and seat mile costs very comparable to the A330 and considerably better than the MD-11, according to the MBA economic model. It will particularly appeal to the large segment of the market which traditionally buys Boeing. Helped by the normal maintenance-free ride, United reported 1996 777 DOCs at 3.06c per available seat mile (ASM), the cheapest in its fleet and 13.6 percent below the 747-400. Ownership costs as a percent of DOCs are: 747-400 -- 29.2 percent, and 777-200 -- 24.6 percent.

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The 777 has the initial advantage of low maintenance costs, an all-new technological design, a two-person crew, low specific fuel consumption, and high capacity. Its operating margin and net margin after financial costs should be among the best of all aircraft types, even though the projected lease costs are
24.1 percent of total operating expense. The aircraft may require some modification of airport gate facilities to handle its great wing span (folding wings are available at extra cost, but no one has ordered them). The 777 will be well-suited to meeting airline expansion needs in markets where added frequencies are no longer possible due to slot and gate facility restrictions.

Boeing's B-777 was its first all-new product in 20 years. Not since the B-757 and B-767 in 1982 has Boeing offered an all-new design. However, the B-777 does not go technically as far as the Airbus. Boeing incorporated glass cockpits, but eschewed fly-by-wire and side-stick controls. The B-777 got off to a strong start with 141 deliveries and 253 outstanding orders as of June 30, 1998. However, 109 of these advance orders were by Asia-Pacific carriers, and a significant attrition is expected in the next few years. Boeing is offering the B-777 in a low gross, high gross, and stretched version, each with all three "big" engines. This Balkanization of the product line has no doubt diluted Boeing's profits and complicated its production process. The B-777 was in direct competition not only with the Airbus A330/340, but also with the MD-11 product line, no doubt hastening its demise.

MBA currently values the B-777's Current Market Prices at 100 percent of Base Value.

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III.      VALUATION (1992-2 EETC)



 SCHEDULED             AIRCRAFT SERIAL      CONTINENTAL      ADJ. BASE VALUE
 MANUFACTURER'S             NUMBER          TAIL NUMBER         ($000,000)
 DELIVERY DATE
                    B737-700, CFM56-7B24, 153,000(lb) MTOW
------------------------------------------------------------------------------
 JULY 99                    28945              N24729             36.11
------------------------------------------------------------------------------
 AUGUST 99                  28948              N16732             36.18
------------------------------------------------------------------------------
 SEPTEMBER 99               28800              N14735             36.25
                      -------------------------------------
                            28803              N24736
------------------------------------------------------------------------------



 SCHEDULED             AIRCRAFT SERIAL      CONTINENTAL      ADJ. BASE VALUE
 MANUFACTURER'S             NUMBER          TAIL NUMBER         ($000,000)
 DELIVERY DATE
                B737-800, CFM56-7B26 Engines, 172,500(lb) MTOW
------------------------------------------------------------------------------
 SEPTEMBER 99               28801              N35236             44.72
------------------------------------------------------------------------------
 OCTOBER 99                 28804              N12238             44.81
                      -------------------------------------
                            28951              N27239
                      -------------------------------------
                            28953              N14240
                      -------------------------------------
                            28952              N54241
                      -------------------------------------
                            28805              N14242
                      -------------------------------------
                            28806              N18243
------------------------------------------------------------------------------
 NOVEMBER 99                28954              N17244             44.90
                      -------------------------------------
                            28955              N17245
                      -------------------------------------
                            28956              N27246
------------------------------------------------------------------------------
 DECEMBER 99                28807              N36247             44.99
                      -------------------------------------
                            28808              N13248
                      -------------------------------------
                            28809              N14249
                      -------------------------------------
                            28957              N14250
                      -------------------------------------
                            28958              N25201
------------------------------------------------------------------------------



 SCHEDULED             AIRCRAFT SERIAL      CONTINENTAL      ADJ. BASE VALUE
 MANUFACTURER'S             NUMBER          TAIL NUMBER         ($000,000)
 DELIVERY DATE
                   B757-200, RB211-535E4B, 255,000(lb) MTOW
------------------------------------------------------------------------------
 NOVEMBER 99                30229              N34137             59.48
------------------------------------------------------------------------------
 DECEMBER 99                30351              N13138             59.60
------------------------------------------------------------------------------

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


 SCHEDULED             AIRCRAFT SERIAL      CONTINENTAL      ADJ. BASE VALUE
 MANUFACTURER'S             NUMBER          TAIL NUMBER         ($000,000)
 DELIVERY DATE
                  B777-200B, GE90B Engines, 648,000(lb) MTOW
------------------------------------------------------------------------------
 AUGUST 99                  29860              N77012             132.69
------------------------------------------------------------------------------
 SEPTEMBER 99               29861              N78013             132.96
------------------------------------------------------------------------------
 OCTOBER 99                 29862              N77014             133.22
------------------------------------------------------------------------------

In developing the CBV of these aircraft, MBA did not inspect the aircraft or its historical maintenance documentation. Therefore, we used certain assumptions that are generally accepted industry practice to calculate the value of an aircraft when more detailed information is not available. The principal assumptions are as follows (for each aircraft):

      1.  The aircraft is to be delivered new.

      2. The overhaul status of the airframe, engines, landing gear and other major components are the equivalent of new delivery otherwise specified.

      3. The specifications of the aircraft are those most common for an aircraft of this type new delivery.

      4.  The aircraft is in a standard airline configuration.

      5. Its modification status is comparable to that most common for an aircraft of its type and vintage.

      6.  No accounting is made for lease obligations or terms of ownership.

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IV.      COVENANTS

This report has been prepared for the exclusive use of Credit Suisse -- First Boston/CAL and shall not be provided to other parties by MBA without the express consent of Credit Suisse -- First Boston/CAL.

MBA certifies that this report has been independently prepared and that it fully and accurately reflects MBA's opinion as to the Current Base Value. MBA further certifies that it does not have, and does not expect to have, any financial or other interest in the subject or similar aircraft.

This report represents the opinion of MBA as to the Current Base Value of the subject aircraft and is intended to be advisory only in nature. Therefore, MBA assumes no responsibility or legal liability for any actions taken or not taken by Credit Suisse -- First Boston/CAL or any other party with regard to the subject aircraft. By accepting this report, all parties agree that MBA shall bear no such responsibility or legal liability.

                                        PREPARED BY:

                                        /s/ Bryson P. Monteleone

                                        BRYSON P. MONTELEONE
                                        MANAGER OF OPERATIONS

                                        REVIEWED BY:

                                        /s/ Morten S. Beyer

                                        MORTEN S. BEYER
                                        CHAIRMAN AND CEO
                                        ISTAT APPRAISER FELLOW

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